UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 6, 2009



                              SILGAN HOLDINGS INC.
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             (Exact name of Registrant as specified in its charter)


          Delaware                     000-22117                 06-1269834
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(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)               File Number)           Identification No.)


4 Landmark Square, Stamford, Connecticut                                06901
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(Address of principal executive offices)                              (Zip Code)


Registrant's telephone number, including area code: (203) 975-7110


                                       N/A
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          (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:


     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                 Section 5--Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

Mr. Peter Konieczny has informed the Company of his intention to resign from his position as President of Silgan White Cap, the Company's global vacuum closures business, effective as of a near term date to be mutually determined.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    SILGAN HOLDINGS INC.


                                    By:   /s/ Frank W. Hogan, III
                                          --------------------------------------
                                          Frank W. Hogan, III
                                          Senior Vice President, General Counsel
                                           and Secretary
Date:  November 12, 2009


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